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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION

                              ---------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rules
    14a-6(e)(2) and 14c-5(d)(2))

[X] Definitive Proxy/Information Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       UNITED INTERNATIONAL HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                       UNITED INTERNATIONAL HOLDINGS, INC.
                              d/b/a UNITEDGLOBALCOM
                        4643 S. Ulster Street, Suite 1300
                             Denver, Colorado 80237



                                                                   June 24, 1999


Dear Fellow Stockholder:

         You are cordially invited to attend a special meeting of stockholders of United International Holdings, Inc., d/b/a UnitedGlobalCom (the "Company"), which will be held at its offices at 4643 South Ulster Street, Suite 1300, Denver, Colorado, on Friday, July 23, 1999, at 10:00 a.m. local time. A notice of the special meeting, a proxy card and a Proxy Statement containing important information about the matters to be acted upon at the special meeting are enclosed.

         You will be asked at the special meeting to consider and vote upon (i) a proposed amendment to the Second Restated Certificate of Incorporation of the Company changing the Company's name to UnitedGlobalCom, Inc. and (ii) a proposed amendment to the Second Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock to 210,000,000 shares and to permit any future increases or decreases in the number of authorized shares of Class A Common Stock or Class B Common Stock to be approved by the affirmative vote of holders of a majority of the Class A Common Stock and Class B Common Stock, voting together and without separate class votes.

         The Board of Directors believes the proposals delineated above are in the best interests of the Company and its stockholders. The Board of Directors recommends that the stockholders vote in favor of the proposals presented in the enclosed proxy statement.

         Whether or not you are personally able to attend the special meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible. This action will not limit your right to vote in person if you do wish to attend the meeting and vote personally.


                                          Yours truly,

                                          /s/  Gene W. Schneider
                                          Gene W. Schneider
                                          Chairman of the Board and
                                          Chief Executive Officer

                       UNITED INTERNATIONAL HOLDINGS, INC.
                              d/b/a UNITEDGLOBALCOM
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To be held on July 23, 1999

                              ---------------------


         NOTICE IS HEREBY GIVEN that a special meeting of stockholders (including any adjournment or postponement thereof, the "Meeting") of United International Holdings, Inc., a Delaware corporation, d/b/a UnitedGlobalCom (the "Company"), will be held at 4643 South Ulster Street, Suite 1300, Denver, Colorado on Friday, July 23, 1999, at 10:00 a.m. local time to consider and vote upon the following proposals:

(i) a proposed amendment to the Second Restated Certificate of Incorporation of the Company changing the Company's name to UnitedGlobalCom, Inc., and

(ii) a proposed amendment to the Second Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock and to permit any future increases or decreases in the number of authorized shares of Class A Common Stock or Class B Common Stock to be approved by the affirmative vote of holders of a majority of the Class A Common Stock and Class B Common Stock, voting together and without separate class votes.

         Holders of record of the Company's Class A Common Stock and Class B Common Stock at the close of business on June 14, 1999, the record date of the Meeting, will be entitled to notice of and to vote together as a single class at the Meeting.

         Shares can only be voted at the Meeting if the holder is present or represented by proxy. If you do not expect to attend the Meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly in the accompanying, postage prepaid envelope, so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. Such proxy action does not affect your right to vote in person in the event you attend the Meeting.

         This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about June 24, 1999.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Ellen P. Spangler

                                                  Ellen P. Spangler
                                                  Secretary


Denver, Colorado
June 24, 1999

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING.

                       UNITED INTERNATIONAL HOLDINGS, INC.
                              d/b/a UNITEDGLOBALCOM
                      4643 South Ulster Street, Suite 1300
                             Denver, Colorado 80237
                           --------------------------

                                 PROXY STATEMENT
                           --------------------------

         This Proxy Statement is being furnished to holders of Class A Common Stock and Class B Common Stock, each $.01 par value per share (collectively, "Common Stock"), of United International Holdings, Inc., a Delaware corporation, d/b/a UnitedGlobalCom (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at a special meeting of the Company's stockholders or at any adjournment or postponement thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

Time and Place; Purposes

         The Meeting will be held at 10:00 a.m. local time on July 23, 1999, at the Company's offices at 4643 South Ulster Street, Suite 1300, Denver, Colorado. At the Meeting, the stockholders of the Company will be asked to consider and vote upon the following proposals: (i) a proposed amendment to the Second Restated Certificate of Incorporation of the Company changing the Company's name to UnitedGlobalCom, Inc. (the "Name Change Proposal"), and (ii) a proposed amendment to the Second Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Class A Common Stock and to permit any future increases or decreases in the number of authorized shares of Class A Common Stock or Class B Common Stock to be approved by the affirmative vote of holders of a majority of the Class A Common Stock and Class B Common Stock, voting together and without separate class votes (the "Stock Increase Proposal").

         This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about June 24, 1999.

Voting Rights; Record Date

         The Board has fixed the close of business on June 14, 1999 (the "Record Date"), as the record date for the determination of holders of Common Stock entitled to receive notice of and to vote at the Meeting. Accordingly, only holders of record shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to vote at the meeting 31,011,347 shares of Class A Common Stock and 9,666,970 shares of Class B Common Stock. The Class A Common Stock and Class B Common Stock vote together as a single class on all matters, except where otherwise required by the Delaware General Corporation Law. Each share of Class A Common Stock has one vote and each share of Class B Common Stock has ten votes on each matter on which holders of such shares of such classes are entitled to vote at the Meeting.

         The presence, in person or by proxy, of the holders of a majority of the combined voting power of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Common Stock entitled to vote at the Meeting is required to approve the Name Change Proposal, and the affirmative vote of the holders of a majority of the outstanding Class A Common Stock and the outstanding Class B Common Stock entitled to vote at the Meeting, voting separately and not as a single class, is required to approve the Stock Increase Proposal.

         With respect to each proposal, stockholders of the Company may vote in favor of or against the proposal.

Proxies

         All shares of Common Stock represented by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no specific instructions are given with respect to the matters to be acted upon at the Meeting, shares of Common Stock represented by a properly executed proxy will be voted FOR the Name Change Proposal and FOR the Stock Increase Proposal. The Name Change Proposal and the Stock Increase Proposal are the only matters to be acted upon at the Meeting. As to any other issue that may properly come before the Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their best judgment. A properly executed proxy marked "ABSTAIN," although counted for purposes of determining whether there is a quorum, will not be voted and will have the same effect as a vote cast against the proposal to which such instruction is indicated. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the Meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will also be counted for purposes of determining whether there is a quorum at the Meeting and will have the same effect as a vote against a particular proposal.

         A stockholder may revoke his or her proxy at any time prior to its use by delivering to the Secretary of the Company a signed notice of revocation or a later dated signed proxy or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. Any written notice of revocation or subsequent proxy should be sent or hand delivered so as to be received by United International Holdings, Inc., 4643 South Ulster Street, Suite 1300, Denver, Colorado, 80237, Attention: Secretary, at or before the vote to be taken at the Meeting.

         The cost of solicitation of proxies will be paid by the Company. The Company has retained MacKenzie Partners to assist in the solicitation of proxies for a fee not to exceed $7,500, plus customary out-of-pocket expenses. MacKenzie Partners may contact holders of the Common Stock in person, by telephone or by use of the mails to encourage their vote in favor of the proposals presented. In addition to the Company's solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, telegram, or by personal interviews. Such persons will receive no additional compensation for such services. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses in connection therewith.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of June 1, 1999, certain information concerning the ownership of Common Stock of all classes by (i) each stockholder who is known by the Company to own beneficially more than 5% of the outstanding Class A Common Stock or Class B Common Stock at such date, (ii) each director of the Company, (iii) each named executive officer of the Company, and (iv) all directors and named executive officers of the Company as a group. Shares of Class B Common Stock are convertible immediately into shares of Class A Common Stock on a one-for-one basis, and accordingly, holders of Class B Common Stock are deemed to own the same number of shares of Class A Common Stock and are reflected as such in the table. Such ownership information includes shares of Common Stock that may be acquired within 60 days of June 1, 1999, through stock options. The table below also reflects deemed beneficial ownership of Class A Common Stock or Class B Common Stock resulting from the voting provisions of a stockholders' agreement (the "Stockholders' Agreement") among the Company, Apollo Cable Partners, L.P. ("Apollo") and certain stockholders of the Company. In addition to the Schedule 13G information referenced in the table, the Company has confirmed its significant holders through a review of Schedule 13F information available through Nasdaq.

         Shares issuable within 60 days upon exercise of options, conversion of convertible securities, exchange of exchangeable securities or upon vesting of restricted stock awards are deemed to be outstanding for the purpose of computing the percentage ownership and overall voting power of persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership or overall voting power of any other person. So far as is known to the Company, the persons indicated below have sole voting and investment power with respect to the shares indicated as owned by them, except as otherwise stated below and in the notes to the table and except for the shares subject to the Stockholders' Agreement, which shares are voted in accordance with the provisions thereof. The number of shares indicated as owned by Gene W. Schneider, Michael T. Fries, Mark L. Schneider, and J. Timothy Bryan, each a named executive officer of the Company, includes interests in shares held by the trustee of the Company's defined contribution 401(k) plan (the "401(k) Plan") as of December 31, 1998. The shares held by the trustee of the Company's 401(k) Plan for the benefit of said executive officers are voted at the discretion of the trustee.








                                       Beneficial Ownership Other              Beneficial Ownership, including Deemed
                                         Than Deemed Beneficial                       Beneficial Ownership as a
                                      Ownership as a Result of the                          Result of the
                                        Stockholders' Agreement                      Stockholders' Agreement
                                      -----------------------------  -------------------------------------------------------------
                                      -----------------------------  -------------------------------------------------------------
           Beneficial Owner                Class A Common Stock            Class A             Class B            Percentage of all
                                                 and                       Common Stock        Common Stock       Outstanding
                                           Class B Common Stock                                                   Common Stock
                                    -------------------------------  ---------------------  -------------------  -------------------
                                               Percent of   Percent             Percent of            Percent of  Number    Percent
                                    Number     Number of    of Total Number     Number of   Number    Number of   of        of Total
                                    of Shares  Shares(1)    Vote(1)  of Shares  Shares(2)   of Shares Shares(1)   Shares(1) Vote(1)
                                    ---------  ---------    -------  ---------  ---------   --------- ---------   --------- --------

Gene W. Schneider(3)(4)...........  2,683,465     6.6%       19.0%   10,314,238    25.5%    9,441,962   97.7%     25.4%     74.6%
Curtis W. Rochelle(3)(5)..........  1,143,533     2.8%        8.0%   10,314,238    25.5%    9,441,962   97.7%     25.4%     74.6%
Mark L. Schneider(3)(6)...........    504,615     1.2%        2.4%   10,314,238    25.5%    9,441,962   97.7%     25.4%     74.6%
Lawrence F. DeGeorge(3)(7)........    381,131        *        2.7%   10,314,238    25.5%    9,441,962   97.7%     25.4%     74.6%
Lawrence J. DeGeorge(3)(8)........    416,964     1.0%        2.7%   10,314,238    25.5%    9,441,962   97.7%     25.4%     74.6%
Albert M. Carollo(3)(9)...........    154,022        *           *   10,314,238    25.5%    9,441,962   97.7%     25.4%     74.6%
John P. Cole Jr.(10)..............     71,871        *           *       71,871        *           --      --       *           *
Antony P. Ressler(11).............     42,812        *           *       42,812        *           --      --       *           *
John F. Riordan(12)...............    393,906        *           *      393,906        *           --      --       *           *
Bruce H. Spector(13)..............     42,812        *           *       42,812        *           --      --       *           *
Michael T. Fries(14) .............    239,835        *           *      239,835        *       45,790       *       *           *
J. Timothy , Bryan(15) ...........     21,213        *           *       21,213        *            --     --       *           *
All directors and executive
   officers as a group(12 persons)  6,096,179    15.0%       36.7%   11,126,687    27.5%    9,487,752   98.1%     27.4%     75.6%
Apollo Cable Partners L.P.(16)....  4,261,364    10.5%       33.4%   10,314,238    25.5%    9,441,962   97.7%     25.4%     74.6%
Janet Schneider(17)...............    142,774        *        1.1%   10,314,238    25.5%    9,441,962   97.7%     25.4%     74.6%
The Gene W. Schneider Family Trust    200,000        *        1.6%   10,314,238    25.5%    9,441,962   97.7%     25.4%     74.6%
Capital Research and Management
   Company(18)....................  2,805,000     6.9%        2.2%     2,805,000    6.9%         --        --      6.9%      2.2%
SMALLCAP World Fund, Inc.(18) ....  1,625,000     4.0%        1.3%     1,625,000    4.0%         --        --      4.0%      1.3%
Baron Capital Group, Inc., BAMCO,
   Inc., Baron Capital Management,
   Inc. and Ronald Baron(19)......  2,228,900     5.5%        1.7%     2,228,900    5.5%         --        --      5.5%      1.7%
Janus Capital Corporation and
   Thomas H. Bailey (20) .........  3,346,540     8.2%        2.6%     3,346,540    8.3%         --        --      8.2%      2.6%

 *   Less than 1%.

(1) The figures for the percent of number of shares and percent of total vote are based on 31,011,347 Class A Common Stock (after elimination of shares of the Company held in treasury and by its subsidiaries) and 9,666,970 shares of Class B Common Stock outstanding on June 14, 1999. In determining the percent of vote, each share of Class A Common Stock has one vote per share and each share of Class B Common Stock has 10 votes per share.
(2) The figures for the percent of number of shares in this column are based on 31,011,347 shares of Class A Common Stock (after elimination of shares of the Company held in treasury and by its subsidiaries) and 9,441,962 shares of Class B Common Stock held by parties to the Stockholders' Agreement.
(3) The address of Messrs. G. Schneider, Rochelle, M. Schneider, Lawrence F. and Lawrence J. DeGeorge, and Carollo is c/o United International Holdings, Inc., 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237.
(4) Includes 273,333 shares of Class A Common Stock that are subject to presently exercisable options and 1,683 shares of Class A Common Stock held by the trustee of the Company's 401(k) Plan for the benefit of Mr. Schneider. Also includes 2,403,364 shares of Class B Common Stock of which 1,531,756 shares are owned by the G. Schneider Holdings Co. (c/o United International Holdings, Inc., 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237). The fourth through ninth columns also include 254,302 shares of Class A Common Stock, 337,873 shares of Class A Common Stock subject to presently exercisable options, and 7,038,598 shares of Class B Common Stock owned by other parties to the Stockholders' Agreement, as to which Mr. Schneider disclaims beneficial ownership.
(5) Includes 42,812 shares of Class A Common Stock that are subject to presently exercisable options. Also includes 111,184 shares of Class B Common Stock and 16,067 shares of Class A Common Stock owned by Mr. Rochelle's spouse Marian Rochelle (Box 996, Rawlins, Wyoming 82301) and 898,470 shares of Class B Common Stock and 75,000 shares of Class A Common Stock owned by the Curtis Rochelle Trust. The fourth through ninth columns include 38,456 shares of Class B Common Stock owned by Kathleen Jaure (Box 321, Rawlins, Wyoming 82301), and 38,456 shares of Class B Common Stock owned by Jim Rochelle (Box 967, Gillette, Wyoming 82717) that are excluded from column one. The fourth through ninth columns also include 170,003 shares of Class A Common Stock, 568,394 shares of Class A Common Stock subject to presently exercisable options, and 8,432,308 shares of Class B Common Stock owned by other parties to the Stockholders' Agreement (including Kathleen Jaure and Jim Rochelle), as to which Mr. Rochelle disclaims beneficial ownership.
(6) Includes 192,458 shares of Class A Common Stock that are subject to presently exercisable options and 789 shares of Class A Common Stock held by the trustee of the Company's 401(k) Plan for the benefit of Mr. Schneider. Also includes 290,368 shares of Class B Common Stock owned by Mr. Schneider. The fourth through ninth columns also include 239,281 shares of Class A Common Stock, 418,748 shares of Class A Common Stock subject to presently exercisable options, and 9,151,594 shares of Class B Common Stock owned by other parties to the Stockholders' Agreement, as to which Mr. Schneider disclaims beneficial ownership.
(7) Includes 16,979 shares of Class A Common Stock that are subject to presently exercisable options and 334,152 shares of Class B Common Stock. The fourth through ninth columns also include 231,070 shares of Class A Common Stock, 594,227 shares of Class A Common Stock subject to presently exercisable options, and 9,107,810 shares of Class B Common Stock owned by other parties to the Stockholders' Agreement, as to which Mr. DeGeorge disclaims beneficial ownership.
(8) Includes 42,812 shares of Class A Common Stock that are subject to presently exercisable options, 334,152 shares of Class B Common Stock and 20,000 shares of Class A Common Stock owned by his spouse, Florence DeGeorge. Mr. DeGeorge disclaims beneficial ownership of such shares owned by Mrs. DeGeorge. The fourth through ninth columns also include 221,070 shares of Class A Common Stock, 568,394 shares of Class A Common Stock subject to presently exercisable options, and 9,107,810 shares of Class B Common Stock owned by other parties to the Stockholders' Agreement, as to which Mr. DeGeorge disclaims beneficial ownership.
(9) Includes 42,812 shares of Class A Common Stock that are subject to presently exercisable options and 111,210 shares of Class B Common Stock owned by the Carollo Company. The fourth through ninth columns include 111,206 shares of Class B Common Stock owned by Albert & Carolyn Company, 111,206 shares of Class B Common Stock owned by the James R. Carollo Living Trust and 55,600 shares of Class B Common Stock owned by the John B. Carollo Living Trust that are excluded from column one. The fourth through ninth columns also include 261,070 shares of Class A Common Stock, 568,394 shares of Class A Common Stock subject to presently exercisable options, and 9,330,752 shares of Class B Common Stock owned by other parties to the Stockholders' Agreement (including the Albert & Carolyn Company, James R. Carollo Living Trust and the John B. Carollo Living Trust), as to which Mr. Carollo disclaims beneficial ownership. The address of Albert & Carolyn Company and the John B. Carollo Living Trust is c/o Sweetwater Television Co., P.O. Box 8, 602 Broadway, Rock Springs, Wyoming 82901. The address of the James R. Carollo Living Trust is 32395 Highlands Road, Steamboat Springs, Colorado 80477.
(10) Includes 15,417 shares of Class A Common Stock that are subject to presently exercisable options.
(11) Includes 42,812 shares of Class A Common Stock that are subject to presently exercisable options.
(12) Includes 9,375 shares of Class A Common Stock that are subject to presently exercisable options and 384,531 shares of Class A Common Stock owned by Riordan Communications Limited.
(13) Includes 42,812 shares of Class A Common Stock that are subject to presently exercisable options.
(14) Includes 182,292 shares of Class A Common Stock that are subject to presently exercisable options and 1,662 shares of Class A Common Stock held by the trustee of the Company's 401(k) Plan for the benefit of Mr. Fries. Also includes 45,790 shares of Class B Common Stock owned by Mr. Fries.
(15) Includes 20,832 shares of Class A Common Stock subject to presently exercisable options and 381 shares of Class A Common Stock held by the trustee of the Company's 401(k) Plan for the benefit of Mr. Bryan.
(16) Represents 4,261,364 shares of Class B Common Stock owned by Apollo. The fourth through ninth columns also include 261,070 shares of Class A Common Stock, 611,206 shares of Class A Common Stock subject to presently exercisable options, and 5,180,598 shares of Class B Common Stock owned by other parties to the Stockholders' Agreement, as to which Apollo disclaims beneficial ownership. The address of Apollo is c/o Apollo Advisors, L.P., Two Manhattanville Road, Purchase, New York 10577. Apollo Advisors, L.P. is the managing general partner of AIF II, L.P., the general partner of Apollo. Antony Ressler and Bruce Spector, directors of the Company, are also officers of Apollo Advisors, L.P. Each of Messrs. Ressler and Spector expressly disclaims beneficial ownership of the shares held by Apollo.
(17) Includes 142,774 shares of Class B Common Stock owned by The Janet Schneider Revocable Trust. The fourth through ninth columns include 27,773 shares of Class A Common Stock owned by Richard Schneider and 43,673 shares of Class A Common Stock owned by Robert Schneider that are excluded from column one. The fourth through ninth columns also include 261,070 shares of Class A Common Stock, 611,206 shares of Class A Common Stock subject to presently exercisable options, and 9,299,188 shares of Class B Common Stock owned by other parties to the Stockholders' Agreement (including Richard and Robert Schneider), as to which Ms. Schneider disclaims beneficial ownership. The address for The Janet Schneider Revocable Trust is 3500 Alpine Drive, Casper, WY 82601, the address for Richard Schneider is 3113 NW 24th Street, New Castle, Oklahoma 73065 and the address for Robert Schneider is 6200 Prairie Ridge Road, Ames Iowa 50014.
(18) The number of shares of Class A Common Stock in the table is based upon a
     Schedule 13G dated February 8, 1999, filed jointly by Capital Research and Management Company ("Capital Research") and SMALLCAP World Fund, Inc. ("SMALLCAP") with respect to the Class A Common Stock. Capital Research, an investment adviser, is the beneficial owner of 2,805,000 shares of Class A Common Stock as a result of acting as investment adviser to various investments companies. SMALLCAP is advised by Capital Research and beneficially owns 1,625,000 shares of Class A Common Stock. The Schedule 13G reflects that Capital Research has no voting power over said shares and sole dispositive power over 2,805,000 shares of Class A Common Stock and SMALLCAP has sole voting power over 1,625,000 and no dispositive power. The address of Capital Research and SMALLCAP is 333 South Hope Street, Los Angeles, California 90071.
(19) The number of shares of Class A Common Stock in the table is based upon a
     Schedule 13G dated February 3, 1999, filed by Baron Capital Group, Inc. ("BCG"), BAMCO, Inc., Baron Capital Management, Inc. ("BCM") and Ronald Baron. The Schedule 13G reflects that BAMCO and BCM are investment advisors and have shared voting and shared dispositive powers over 1,920,000 shares and 308,900 shares, respectively, of Class A Common Stock. BCG and Mr. Baron are parent holding companies of such investment advisors and share in such powers.
(20) The number of shares of Class A Common Stock in the table is based upon a
     Schedule 13G dated February 5, 1999, filed by Janus Capital Corporation ("Janus Capital") and Thomas H. Bailey, a greater than 10% owner of Janus Capital. The Schedule 13G reflects Janus Capital and Mr. Bailey have shared voting and dispositive powers over 3,346,540 shares of Class A Common Stock. Janus Capital is the beneficial owner of such shares as a result of acting as an investment advisor to several clients. The address of Janus Capital and Mr. Bailey is 100 Fillmore Street, Denver, Colorado 80206.

         No equity securities in any subsidiary of the Company, including directors' qualifying shares, are owned by any of the Company's named executive officers or directors, except as stated below. The following discussion sets forth ownership information as of June 1, 1999 and within 60 days thereof with respect to stock options.

         The following executive officers and directors own options to purchase ordinary shares and phantom options for ordinary shares of United Pan-Europe Communications N.V., a majority-owned subsidiary of the Company ("UPC"): (i) Mr. Gene W. Schneider beneficially owns 31,000 ordinary shares and phantom options for 187,500 ordinary shares, of which 105,469 are exercisable, (ii) Mr. Fries beneficially owns 3,051 ordinary shares and phantom options for 75,000 ordinary shares, of which 15,625 are exercisable, (iii) Mr. Mark L. Schneider beneficially owns 30,000 ordinary shares and options to purchase 975,000 ordinary shares, of which 548,438 are exercisable, (iv) Mr. Bryan beneficially owns phantom options for 487,500 ordinary shares, of which 133,437 are exercisable, and (v) Mr. Riordan beneficially owns 1,220 ordinary shares and options to purchase 525,000 ordinary shares, of which 295,312 are exercisable. With respect to the phantom options, UPC may elect to pay such options in cash or in ordinary shares of UPC.

         In addition, the following directors beneficially own ordinary shares in UPC: (i) Mr. Carollo beneficially owns 10,000 ordinary shares, (ii) Mr. Cole beneficially owns 1,525 ordinary shares, (iii) Mr. Lawrence F. DeGeorge beneficially owns 10,000 ordinary shares, (iv) Mr. Ressler beneficially owns 8,237 ordinary shares, and (v) Mr. Rochelle beneficially owns 10,678 ordinary shares.

              PROPOSAL 1 - NAME CHANGE AMENDMENT TO SECOND RESTATED
                          CERTIFICATE OF INCORPORATION

         The Board of Directors has unanimously approved and recommended that the stockholders consider and approve an amendment to Article FIRST of the Second Restated Certificate of Incorporation of the Company (the "Certificate"), which would change the name of the Company from United International Holdings, Inc. to UnitedGlobalCom, Inc. A copy of the Certificate of Amendment to the Certificate for this amendment is annexed to this Proxy Statement as Exhibit A. To be adopted, this proposal requires the affirmative vote of the holders of the majority of the outstanding shares of the Class A Common Stock and Class B Common Stock of the Company, entitled to vote thereon at the meeting and voting as a single class. The Board of Directors believes that it is in the best interest of the Company and its stockholders to amend the Restated Certificate of Incorporation to give effect to the proposed amendment.

         The Board of Directors considers the proposed name change desirable because it would more accurately reflect the current business of the Company, which is operating systems offering video, voice and data services to millions of subscribers around the globe. The new name is also an expression of the Company's commitment to the global broadband communications business. In the early years of the Company, it primarily held interests in systems offering the multi-channel services. Over the past 10 years, the Company has actively acquired and is operating many of those same systems, as well as other systems involved in voice and data services. As a result, the Board of Directors believes the name change is appropriate to reflect the fact that the Company is a full service provider.

         The Board of Directors recommends a vote FOR the Name Change Proposal.


           PROPOSAL 2 - STOCK INCREASE AND COMBINED VOTE AMENDMENTS TO
                  SECOND RESTATED CERTIFICATE OF INCORPORATION

         The Board has approved and recommended that the stockholders consider and approve an amendment to Article FOURTH of the Second Restated Certificate of Incorporation (the "Certificate") that would (i) increase the number of authorized shares of Class A Common Stock and (ii) permit any future increases or decreases in the number of authorized shares of Class A Common Stock or Class B Common Stock to be approved by the affirmative vote of the holders of a majority of the Class A Common Stock and Class B Common Stock, voting together and without separate class votes. A copy of the Certificate of Amendment to the Certificate for this amendment is annexed to this Proxy Statement as Exhibit B.

         The Company currently has authorized 60,000,000 shares of Class A Common Stock, 30,000,000 shares of Class B Common Stock and 3,000,000 shares of preferred stock. As of June 14, 1999, there were issued and outstanding 33,795,967 shares of Class A Common Stock, 9,666,970 shares of Class B Common Stock, 22,000 shares of Convertible Preferred Stock, Series A, convertible into a maximum of 263,152 shares of Class A Common Stock, 139,031 shares of Convertible Preferred Stock, Series B, convertible into a maximum of 2,622,417 shares of Class A Common Stock, and 106,090 Warrants convertible into 481,052 shares of Class A Common Stock. An additional 3,800,000 shares of Class A Common Stock has been reserved for issuance pursuant to the Company's 1993 Stock Option Plan for employees and an aggregate of 980,000 shares of Class A Common Stock has been reserved for issuance pursuant to the Company's Stock Option Plan for Non-Employee Directors adopted in 1993 and the Company's Stock Option Plan for Non-Employee Directors adopted in 1998. This leaves a balance of 8,390,442 authorized shares of Class A Common Stock available for issuance as of June 14, 1999. The proposed amendment would increase the authorized shares of Class A Common Stock to 210,000,000 shares.

         The Class A Common Stock and the Class B Common Stock vote together as a single class on all other matters, except where otherwise required by the Delaware General Corporation Law. The Delaware General Corporate Law provides that amendments to the Company's Certificate to increase or decrease the number of authorized shares of Common Stock currently require separate class votes by the holders of the Class A Common Stock and the holders of the Class B Common Stock of the Company. The proposed amendment would permit future increases and decreases (but not below the number of shares then outstanding) in the number of authorized shares of Class A Common Stock and Class B Common Stock to be accomplished by the affirmative vote of the holders of a majority of the Class A Common Stock and Class B Common Stock, voting together and without a separate class vote. If the proposed amendment is adopted, the holders of Class B Common Stock will have sufficient voting power to approve such increases or decreases.

         The Board considers the proposed amendment desirable because it would give the Board the necessary flexibility to issue Common Stock in connection with future stock dividends and splits, acquisitions, financings and employee benefits and for other general corporate purposes without the expense and delay incidental to obtaining stockholder approval of an amendment to the Certificate increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Company's securities may be issued. In particular, the Board is considering a stock split effected as a stock dividend depending on the market and certain other considerations. The size and timing of a stock split has not been determined and no assurance can be given that a stock split will be authorized. The Board believes that the elimination of separate class votes on increases or decreases of authorized shares will increase the Company's flexibility in changing its number of authorized shares.

         To be adopted, this proposal requires the affirmative vote of a majority of the combined voting power of the shares of Class A Common Stock and Class B Common Stock of the Company entitled to vote at the Meeting, with the holders of the Class A Common Stock and the holders of the Class B Common Stock voting separately and not together as a single class.

         The Board of Directors recommends a vote FOR the Stock Increase
Proposal.


                              STOCKHOLDER PROPOSALS

         Proposals by a stockholder to be presented at the fiscal 1999 annual meeting of stockholders should have been received by the Company on or before June 11, 1999. The Company intends to hold its 1999 annual meeting of stockholders on August 27, 1999.


                                 OTHER BUSINESS

         It is not anticipated that any other matters will be brought before the Meeting for action; however, if any such other matters shall properly come before the Meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.


                              BY THE ORDER OF THE BOARD OF DIRECTORS

                              /s/ Ellen P. Spangler
                                  Ellen P. Spangler
                                  Senior Vice President
                                  Business and Legal Affairs,
                                  and Secretary

Denver, Colorado
June 24, 1999

Exhibit A
                           Certificate of Amendment of
                 Second Restated Certificate of Incorporation of
                       UNITED INTERNATIONAL HOLDINGS, INC.


         UNITED INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the "Corporation"), hereby certifies that:

     1.   The amendment set forth herein was duly adopted in accordance with
Section 242 of the General Corporation Law of Delaware.

     2. Article FIRST of the Corporation's Second Restated Certificate of Incorporation is hereby amended to read in its entirety, as follows:

      The name of the corporation (the "Corporation") is:  UNITEDGLOBALCOM, INC.

     3. All other remaining provisions of the Second Restated Certificate of Incorporation not amended hereby shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed on this ____ day of _____, 1999.

                                             United International Holdings, Inc.

                                             By:    /s/ _____________________

Exhibit B
                           Certificate of Amendment of
                 Second Restated Certificate of Incorporation of
                       UNITED INTERNATIONAL HOLDINGS, INC.


         UNITED INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the"Corporation"), hereby certifies that:

     1.   The amendment set forth herein was duly adopted in accordance with
Section 242 of the General Corporation Law of Delaware.

     2. The first paragraph of the Corporation's Second Restated Certificate of Incorporation, which immediately precedes Section A of Article FOURTH, is hereby amended to read in its entirety, as follows:

         (a) Authorized Shares. The total number of shares of stock that the Corporation shall have authority to issue is 243,000,000 divided into the following classes:

           (i) 210,000,000 shares of Class A Common Stock, par value $.01 per share;

           (ii) 30,000,000 shares of Class B Common Stock, par value $.01 per share;

           (iii)  3,000,000 shares of preferred stock, par value $.01 per share.

         The number of authorized shares of Class A Common Stock or Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by an amendment to the Certificate of Incorporation approved by the affirmative vote of the holders of a majority of the Class A Common Stock and Class B Common Stock, voting together and without separate class votes.

     3. All other remaining provisions of the Second Restated Certificate of Incorporation not amended hereby shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed on this ____ day of _____, 1999.

                                             United International Holdings, Inc.

                                             By:    /s/ _____________________